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                                                                    Exhibit 24.1

                           DIRECTOR AND/OR OFFICER OF
                           NEXTEL INTERNATIONAL, INC.

                             REGISTRATION STATEMENT

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Nextel International, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Steven
M. Shindler, Byron R. Siliezar, Robert J. Gilker and Robert N. Shanks, and each of them, with full power full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statements on Form S-4, or another appropriate form, relating to the registration of the Company's 12 3/4% Senior Serial Notes due 2010, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                    EXECUTED as of the dates indicated below.

                                       NAME                                      TITLE                                DATE
                      ----------------------------------------- ------------------------------------------     -------------------
                               /s/ TIMOTHY M. DONAHUE           Chairman of the Board and Director              December 14, 2000
                      -----------------------------------------
                                 Timothy M. Donahue


                               /s/ STEVEN M. SHINDLER           Chief Executive Officer and Director            December 14, 2000
                      -----------------------------------------    (Principal Executive Officer)
                                 Steven M. Shindler


                                /s/ BYRON E. SILIEZAR           Vice President and Chief Financial              December 14, 2000
                      -----------------------------------------    Officer (Principal Financial Officer)
                                 Byron E. Siliezar


                                 /s/ J. VICENTE RIOS            Vice President and Controller                   December 14, 2000
                      -----------------------------------------   (Principal Accounting Officer)
                                  J. Vicente Rios



                               /s/ KEITH D. GRINSTEIN           Vice Chairman of the Board and                  December 14, 2000
                      -----------------------------------------   Director
                                 Keith D. Grinstein


                                                                Director                                        December ____, 2000
                      -----------------------------------------
                                 Daniel F. Akerson


                                /s/ STEVEN P. DUSSEK            Director                                        December 14, 2000
                      -----------------------------------------
                                  Steven P. Dussek


                                                                Director                                        December ____, 2000
                      -----------------------------------------
                                  C. James Judson


                                                                Director                                        December ____, 2000
                      -----------------------------------------
                                 Dennis M. Weibling